EXHIBIT 32.1
                                                                    ------------




                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SS. 1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), the undersigned, Corey M. Horowitz, Chief Executive Officer and Chairman of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify to his knowledge, that:

The Annual Report of Form 10-KSB for the year December 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/S/ COREY M. HOROWITZ
------------------------------------
CHIEF EXECUTIVE OFFICER AND CHAIRMAN
NOVEMBER 23, 2005